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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                           FORM 8-K
                        CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report July 28, 2000

                   SBI Communications, Inc
       (Exact name of registrant as specified in its charter)
 ..............................................................................
 ..............................................................................

             Delaware          0-28416        58-1700840
(State or other jurisdiction   (Commission    (IRS Employer
   of incorporation)         File Number)    Identification)

    1239 South Glendale Avenue - Glendale California 91205
         (Address of principal executive offices)   (Zip Code)

                      (818) 550-6181
    Registrant's telephone number, including area code
 ..............................................................................
 ..............................................................................

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A.) 2-1 forward stock split. All shareholders that own (1) share will have the opportunity to participate in this 2-1 forward split. The shareholder record date for the forward split will be August 10, 2000, with a distribution date of August 14, 2000. A forward split of shares is desirable to strenghen the Company's flexibility and addresses the liquidity issue by increasing the available float in the market.

B.) To increase authorized capital stock of the company and move forty million (40,000,000) authorized shares to one hundred million
(100,000,000) authorized shares.

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, SBI has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 28, 2000                 SBI Communications, Inc.
                                    By: /s/ Ron Foster
                                    -----------------------
                                    Ron Foster, Chairman